SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2004

INVERNESS MEDICAL INNOVATIONS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-16789	04-3565120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of Principal Executive Offices) (Zip Code)

(781) 647-3900
(Registrant’s telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

	Exhibit No.	Description

	99.1	Press Release dated February 18, 2004, titled “Inverness Medical Innovations Announces Fourth Quarter 2003 Results”

Item 12.  Results of Operations and Financial Condition.

On February 18, 2004, Inverness Medical Innovations, Inc. issued a press release titled “Inverness Medical Innovations Announces Fourth Quarter 2003 Results,” a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.

Date: February 18, 2004	By:	/s/ Christopher Lindop
Christopher Lindop
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 18, 2004, titled “Inverness Medical Innovations Announces Fourth Quarter 2003 Results”